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                                                                  EXHIBIT 10.15

                              ACQUISITION AGREEMENT

         THIS ACQUISITION AGREEMENT (this "AGREEMENT") is dated as of APRIL 7, 1999, by and between ADMIRAL ASSET GROUP, INC., a New Jersey corporation ("AAG"), and WORLDWIDE WEB NETWORX CORPORATION, a Delaware corporation ("WWWX").

                                    RECITALS

         A. AAG holds certain rights under a Memorandum of Understanding dated October 26, 1998 (the "MOU") by and among B.D.F., LLC, an affiliate of Michael Fox International, Inc. (together, "FOX"), Henry Butcher USA, Inc. ("BUTCHER"), and Positive Asset Remarketing, Inc. ("PAR") which grants AAG a One Hundred Percent (100%) membership interest ("AAG'S MEMBERSHIP INTEREST") in the Class B common, non-voting stock of asseTrade.com, a Delaware corporation ("ASSETRADE") which is equal, as of the date of this Agreement, to a total of Two Percent (2%) of the equity of asseTrade

         B. AAG holds certain additional assets and rights to various participations, commissions and fees in other businesses as identified and described herein (the "AAG ASSETS").

         C. AAG desires to transfer the AAG Assets and all of AAG's Membership Interest (collectively, the "PURCHASED ASSETS") to WWWX, and WWWX desires to acquire the Purchased Assets, on the terms and subject to the conditions set forth herein.

         NOW THEREFORE, in consideration of the mutual covenants herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

         SECTION 1. PURCHASE AND SALE

         1.1 AGREEMENT TO SELL. At the Closing (hereinafter defined), AAG shall sell, grant, convey, transfer, assign and deliver to WWWX, upon the terms and subject to the conditions of this Agreement, free and clear of all liens, encumbrances and charges of any kind, all of AAG's Membership Interest and the AAG Assets. As used herein, the "AAG Assets" shall include all of AAG's right, title and interest in and to assets of any kind, character and description, whether tangible, intangible, real, personal or mixed, wherever located, including but not limited all equipment, inventories, accounts receivable, trade secrets, customer lists, goodwill, intellectual property, contracts, books and records, telephone numbers, licenses, permits, software, hardware and disks, data files (whether on disks or other media), logos, trademarks, tradenames, marketing materials, technology and technical know-how.

         1.2 AGREEMENT TO PURCHASE. At the Closing, WWWX shall acquire from AAG, upon the


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terms and subject to the conditions of this Agreement and in reliance upon the representations and warranties of AAG in this Agreement and in the Exhibits and Schedules hereto, the Purchased Assets and, as consideration therefor, shall pay to AAG the Purchase Price (hereinafter defined).

         SECTION 2.  PURCHASE PRICE; NO ASSUMPTION OF LIABILITIES

         2.1 PURCHASE PRICE. In consideration for the Purchased Assets and the Non-Competition Agreement set forth below (the "PURCHASE PRICE"), WWWX shall issue and deliver to AAG Seven Hundred and Fifty Thousand (750,000) fully paid and non-assessable restricted shares of the common stock of WWWX (the "WWWX Stock"), which shares are being issued in a private placement subject to all applicable Federal and State securities laws, regulations and restrictions, and shall bear a legend to that effect. WWWX also agrees to fund the working capital needs of AAG per the mutually agreed upon Operating Budget as identified in Schedule A, attached hereto and made a part hereof. WWWX will also agree to employ the President of AAG per the terms and conditions of a separate employment agreement.

         2.2 NO ASSUMPTION OF LIABILITIES. WWWX is not assuming or agreeing to pay or discharge any of the liabilities and obligations of AAG, whether or not associated with or arising out of the Business, and nothing in this Agreement or otherwise shall be construed to the contrary. All such liabilities and obligations, whether known or unknown, direct or contingent, in litigation or threatened or not yet asserted with respect to any aspect of the Business or otherwise are and shall remain the responsibility of AAG. Without limiting the generality of the foregoing, AAG shall remain specifically responsible for (a) any liabilities with respect to any Taxes (as herein defined), (b) any obligation for any employee grievance pending at the Closing Date or accruing prior to the Closing Date, (c) any obligation with respect to any litigation accruing or arising prior to the Closing Date, and (d) any obligations for trade accounts payable owed on the Closing Date. Further, in no event shall WWWX assume or incur any liability or obligation with respect to any Taxes payable by AAG incident to or arising as a consequence of the consummation by AAG of this Agreement or any cost or expense incurred by AAG incident to or arising as a consequence of such consummation of the negotiations in connection with this Agreement.

         SECTION 3. CLOSING; TRANSFER PROCEDURES

         3.1 CLOSING. The closing of the sale and purchase of the Purchased Assets (the "CLOSING") shall be held at 10 a.m., local time, on April 7, 1999 (the "CLOSING DATE") at the offices of WWWX, or on such other date and at such other time or place as the parties may agree in writing.

         3.2 TRANSFER OF THE PURCHASED ASSETS. At the Closing, AAG shall deliver to WWWX such bills of sale, endorsements, stock certificates, assignments and instruments of conveyance and transfer, in form and substance reasonably satisfactory to WWWX, as shall be reasonably required to vest in WWWX all of AAG's right, title and interest in and to the Purchased Assets free and clear of all liens and encumbrances as provided in Section 3.4.


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         3.3 PURCHASE PRICE. At the Closing, WWWX shall deliver to AAG the WWWX
Stock, in accordance with Section 2 hereof.

         3.4 RELEASE OF LIENS. At or prior to the Closing, AAG shall deliver all necessary releases of liens and Uniform Commercial Code termination statements in forms reasonably acceptable to counsel for WWWX so that AAG's title to the Purchased Assets is free and clear of all liens and encumbrances or as of the Closing will be.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF AAG AND THE SHAREHOLDERS

         AAG hereby represents and warrants to WWWX, intending for WWWX to rely hereon, as follows:

         4.1 ORGANIZATION AND GOOD STANDING. AAG is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. AsseTrade is a corporation, validly existing and in good standing under the laws of the State of Delaware. AAG owns AAG's Membership Interest free and clear of any liens, encumbrances or other rights of third parties and there are no outstanding options or rights to purchase or otherwise acquire any interest in the Class B common stock of asseTrade of any kind or character, or any rights or interests convertible into or exchangeable for, or otherwise entitling anyone to acquire any such interest. The Class B common stock of asseTrade is in full force and effect and unmodified . AAG has performed all of its obligations to be performed thereunder, and AAG has any knowledge of any default or claimed or alleged default, or state of facts which with notice or lapse of time or both, would constitute a default, in any obligation of AAG or of any other party to be performed thereunder.

         4.2 FINANCIAL CONDITION. AAG has delivered to WWWX a business plan with financial projections for the Business (the "FINANCIALS"). The Financials and the schedules to this Agreement collectively represent true and complete lists of the assets and liabilities of AAG on the date hereof and as anticipated to exist at the Closing, and together present fairly the financial condition, results of operations, business, properties, assets, liabilities and future prospects of AAG and the Business as of the dates thereof and for the periods indicated therein, there has been no material adverse change in the financial condition or future prospects of AAG or the Business, and no fact is known to AAG which materially adversely affects or in the future may materially adversely affect the financial condition or future prospects of AAG or the Business.

         4.3 TITLE TO AAG ASSETS. AAG owns outright, and has good and marketable title to, all of the AAG Assets free and clear of all liens, pledges, mortgages, security interests, conditional sales contracts or other encumbrances or conflicting claims of any nature .

         4.5 TAX MATTERS. AAG has filed or caused to be filed all Tax Returns (as defined herein) through the taxable year ended December 31, 1998 which are due and required to be filed and have


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paid or caused to be paid all Taxes due through the date hereof and any assessment of Taxes received, except Taxes or assessments that are being contested in good faith and have been adequately reserved against. AAG has received no notice of, and to the knowledge of, there is no pending or threatened proceeding or claim by any governmental agency for assessment or collection of Taxes from AAG. All such Tax Returns have been prepared on the same basis as that of previous years and in accordance with all applicable laws, regulations and requirements, and accurately reflect the taxable income (or other measure of Tax) of AAG. AAG has satisfied all Federal, state, local and foreign withholding tax requirements including but not limited to income, social security and employment tax. There are no liens for Taxes on any of the Purchased Assets. No transaction contemplated by this Agreement is subject to withholding under Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"). As used herein, "Tax" or "Taxes" means any federal, state, local and foreign income, payroll, withholding, excise, sales, use, personal property, use and occupancy, business and occupation, mercantile, real estate, gross receipts, license, employment, severance, stamp, premium, windfall profits, social security (or similar unemployment), disability, transfer, registration, value added, alternative, or add-on minimum, estimated, or capital stock and franchise and other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not, and "Tax Returns" means all returns, reports, forms, declarations, claims for refunds or other information required to be filed or supplied to any person including a taxing authority in connection with Taxes (including without limitation information returns and declarations of estimated Tax) (Any reference to "filed" or "file" with respect to Taxes shall also be deemed to include "supplied" or "supply").

         4.6 LITIGATION. Except as may be disclosed in any Schedule attached hereto and incorporated herein:

         (a) there is no dispute, claim, action, suit, proceeding, arbitration or governmental investigation, either administrative or judicial, pending, or to the knowledge of AAG threatened, against AAG, the Business or the Purchased Assets; and

         (b) AAG is not in default with respect to any order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality, which involves the possibility of any judgment or liability which may result in any material adverse change in the financial condition of AAG, the Business or the Purchased Assets.

         4.7. ABSENCE OF UNDISCLOSED LIABILITIES. AAG has no liabilities or obligations accrued, absolute, contingent or otherwise, except as disclosed in the Financials or in this Agreement or the Exhibits or Schedules hereto or as incurred, consistent with past business practice, in the normal and ordinary course of the Business, and none of which is material and adverse. For purposes of this Agreement, material means any matter which could exceed $5,000.

         4.8 COMPLIANCE WITH LAWS. AAG has complied with and is not in default under, or in violation of, any law, ordinance, rule, regulation or order (including, without limitation, any environmental, safety, employee benefit, health or price or wage control law, ordinance, rule,


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regulation or order) applicable to the Business which materially adversely affect or, so far as AAG can now foresee, may in the future materially adversely affect, the Business or the Purchased Assets.

         4.9 AUTHORIZATION. The execution and delivery of this Agreement, and the sale, transfer and other actions contemplated hereby have been duly authorized, including, with respect to AAG, by all necessary action of its Board of Directors and neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein by AAG constitutes a violation or breach of applicable law or any contract or instrument to which AAG is a party or by which it is bound, or any order, writ, injunction, decree or judgment applicable to it, or constitutes a default (or would but for the giving of notice or lapse of time or both, constitute a default) under any contract or instrument to which AAG is a party or by which it or they are bound, or conflicts with or violates any provision of the Articles of Incorporation or By-Laws of AAG. Without limiting the generality of the foregoing provisions, the execution and delivery by AAG of this Agreement and the consummation of the transactions contemplated hereby will not (i) result in a violation or default or give to any other person any rights, including rights of termination, cancellation or acceleration under any applicable law, rule or regulation, any agreement, instrument or policy to which AAG is a party or may be bound, (ii) result in any judgment, order, injunction, decree or ruling of any court or governmental authority to which AAG is a party or subject or (iii) require any authorization, consent, approval, exemption or other action by any court or administrative or governmental body which has not been obtained or any notice to or filing with any court or administrative or governmental body which has not been given or done. This Agreement has been duly executed and delivered by AAG and constitutes the legal, valid and binding obligation of AAG enforceable in accordance with its terms.

         4.10 CONSENTS. No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person, entity or governmental body is required on the part of AsseTrade or AAG in connection with the execution and delivery by AAG of this Agreement, or the compliance by AAG with any of the provisions hereof.

         4.11     INVESTMENT REPRESENTATIONS.

         (a) the shares of WWWX Stock being acquired by AAG are intended to be and are being acquired solely for AAG's account without a view to the current distribution or resale thereof, and AAG does not have any contract, undertaking, agreement or arrangement to sell or otherwise transfer or dispose of any of such shares in any manner to any person or entity;

         (b) AAG will not sell, transfer or otherwise dispose of any of the shares of WWWX Stock being acquired by AAG, in any manner, unless at the time of such transfer: (i) a registration under the Securities Act of 1933, as amended (the "SECURITIES ACT") and under all other applicable securities laws is in effect with respect to the shares of the WWWX Stock to be sold, transferred or disposed of, and AAG complies with all of the requirements of the Securities Act and such other applicable securities laws with respect to the proposed transaction; or (ii) AAG has obtained and has provided to WWWX satisfactory evidence that the proposed sale, transfer or disposition does not


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require registration under the Securities Act or such other applicable securities laws;

         (c) the shares of WWWX Stock being acquired by AAG have not been issued by WWWX pursuant to a registration under the Securities Act, and AAG must therefore hold such shares indefinitely unless a subsequent registration or exemption therefrom is available and is obtained. No federal or state agency has approved or disapproved the shares of WWWX Stock being acquired by AAG for investment or any other purpose. All of the shares of WWWX Stock being acquired by AAG have been issued and sold to AAG in reliance upon a specific exemption from the registration requirements of the Securities Act which depends, in part, upon the accuracy of AAG's representations, warranties and agreements set forth in this Agreement; and

         (d) AAG is an "accredited investor," as such term is defined in Regulation D under the Securities Act.

         4.12 DISCLOSURE. No representation or warranty by AAG in this Agreement or in any other Exhibit, Schedule, list, certificate or document delivered pursuant to this Agreement, contains or will contain at Closing any untrue statement of material fact or omits or will omit to state any material fact necessary to make any statement herein and therein not misleading.

         SECTION 5. REPRESENTATIONS AND WARRANTIES OF WWWX

         WWWX hereby represents and warrants to AAG, intending for AAG to rely hereon, as follows:

         5.1 ORGANIZATION AND GOOD STANDING. WWWX is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         5.2 AUTHORIZATION. The execution and delivery of this Agreement and other actions contemplated hereby have been duly authorized by all necessary action of the Boards of Director and shareholders of WWWX, and neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein by WWWX constitutes a violation or breach of applicable law or any contract or instrument to which WWWX is a party or is bound, or any order, writ, injunction, decree or judgment applicable to it, or constitutes a default (or would but for the giving of notice or lapse of time or both, constitute a default) under any contract or instrument to which WWWX is a party or by which it is bound, or conflicts with or violates any provision of the Articles of Incorporation or By-Laws of WWWX. Without limiting the generality of the foregoing provisions, the execution and delivery by WWWX of this Agreement and the consummation of the transactions contemplated hereby will not (i) result in a violation or default or give to any other person any rights, including rights of termination, cancellation or acceleration under any applicable law, rule or regulation, any agreement, instrument or policy to which WWWX is a party or may be bound, (ii) result in any judgment, order, injunction, decree or ruling of any court or governmental authority to which it is a party or subject or (iii) require any authorization, consent, approval, exemption or other action by any court or administrative or governmental body which has not been


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obtained or any notice to or filing with any court or administrative or governmental body which has not been given or done. This Agreement has been duly executed and delivered by WWWX and constitutes the legal, valid and binding obligation of WWWX enforceable in accordance with its terms.

         5.3 CONSENTS. No consent, waiver, approval, order, permit or authorization of, or declaration or filing with, or notification to, any person, entity or governmental body is required on the part of WWWX in connection with the execution and delivery by WWWX of this Agreement, or the compliance by WWWX with any of the provisions hereof.

         5.4 DISCLOSURE. No representation or warranty by WWWX in this Agreement or in any other Exhibit, Schedule, list, certificate or document delivered pursuant to this Agreement, contains or will contain at Closing any untrue statement of material fact or omits or will omit to state any material fact necessary to make any statement herein and therein not misleading.

         SECTION 6. CONDUCT PENDING THE CLOSING

         AAG hereby covenants and agrees that, pending the Closing and except as otherwise approved in advance in writing by WWWX:

         6.1 CONDUCT OF BUSINESS. AAG shall carry on the Business diligently and substantially in the same manner as heretofore and refrain from any action that would result in the breach of any of the representations, warranties or covenants of AAG hereunder.

         6.2 ACCESS. WWWX and its authorized representatives shall have full access during normal business hours upon prior arrangement with AAG to all properties, books, records, contracts and documents of AAG or relating to the Business, and AAG shall furnish or cause to be furnished to WWWX and its authorized representatives all information with respect to the Purchased Assets and Business as they may reasonably request.

         6.3 SALE OF CAPITAL ASSETS. AAG will not sell or dispose of, or agree to sell or dispose of, any of the Purchased Assets, except in accordance with the ordinary course of business.

         6.4 LIABILITIES. AAG will not create any indebtedness or any other fixed or contingent liability relating in any way to the Business or the Purchased Assets, including, without limitation, liability as a guarantor or otherwise with respect to the obligations of others except for accounts payable in the ordinary course of business consistent with past practices.

         6.5 INSURANCE. All present insurance insuring AAG, its employees, the Business or the Purchased Assets wherever located, will be maintained by AAG in all respects.


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         6.6 PRESERVATION OF ORGANIZATION AND EMPLOYEES. AAG will use its best efforts to preserve the Business intact, to keep available its key employees (if any), and to preserve the present relationships of AAG with suppliers, customers, banks and others having business relations with them.

         6.7 NO DEFAULT. AAG shall not do any act or omit to do any act, or permit any act or omission to act, which will cause a material breach of any material contract, commitment or obligation by which it is bound.

         6.8 AUTHORIZATION FROM OTHERS. Prior to the Closing Date, AAG shall have obtained all authorizations, waivers, consents and permits of others required to permit the consummation by AAG of the transactions contemplated by this Agreement or to remove any breach or threatened breach of any representation, warranty or agreement of AAG herein.

         SECTION 7. CONDITIONS PRECEDENT TO WWWX'S OBLIGATIONS

         All obligations of WWWX under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions unless otherwise waived in writing by WWWX:

         7.1 REPRESENTATIONS AND WARRANTIES. AAG's representations and warranties contained in this Agreement or in any list, certificate or document delivered pursuant to the provisions hereof shall be true at and as of the time of Closing.

         7.2 PERFORMANCE OF AGREEMENTS. AAG shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied by it prior to or at the Closing, including without limitation AAG's obligation to deliver the Purchased Assets free and clear of liens and encumbrances in accordance with Section 3.4 hereof and the covenants set forth in Section 6 hereof.

         7.3 ADVERSE CHANGE. There shall not have been a material adverse change, occurrence or casualty, financial or otherwise, in AAG or AsseTrade or to the Business or the Purchased Assets, whether covered by insurance or not.

         7.4 CLOSING DELIVERIES. AAG shall have delivered the documents and other items described in Section 3 hereof.

         7.5 NO LITIGATION. There shall not be any pending or, to the knowledge of AAG, threatened action, proceeding or investigation by or before any court, arbitrator, governmental body or agency which shall seek to restrain, prohibit or invalidate the transactions contemplated hereby or which, if adversely determined, would result in a breach of a representation, warranty or covenant of any party herein.

         7.6 DUE DILIGENCE. Prior to Closing, WWWX shall have the right to conduct a due


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diligence investigation, audit and financial review of the Business and all of the Purchased Assets and liabilities in order that WWWX, in its sole discretion, may confirm its understanding and valuation of the Business and the Purchased Assets and verifying, among other things, no undisclosed liabilities or potential liabilities of AAG. Such due diligence shall include, without limitation, all operational, legal, contractual, litigation, employment, purchasing, marketing, accounting, financial, tax and other aspects of the Business. If such investigation is not satisfactory to WWWX, for any reason, WWWX may terminate this Agreement and shall have no further obligation hereunder. WWWX's conduct of its due diligence shall not in any way relieve AAG of its obligations and liabilities contained in this Agreement including, without limitation, the accuracy of the representations and warranties of AAG set forth in this Agreement.

         SECTION 8. CONDITIONS PRECEDENT TO AAG'S OBLIGATIONS

         All obligations of AAG under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions unless otherwise waived in writing by AAG:

         8.1 REPRESENTATIONS AND WARRANTIES. WWWX's representations and warranties contained in this Agreement shall be true at and as of the time of Closing.

         8.2 PERFORMANCE OF AGREEMENTS. WWWX shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

         8.3 CLOSING DELIVERIES. WWWX shall have delivered the WWWX Stock to AAG in exchange for the Purchased Assets.

         8.4 NO LITIGATION. There shall not be any pending or threatened action, proceeding or investigation by or before any court, arbitrator, governmental body or agency which shall seek to restrain, prohibit or invalidate the transactions contemplated hereby or which, if adversely determined, would result in a breach of a representation, warranty or covenant of any party herein.

         SECTION 9. FEES AND EXPENSES

         9.1 REPRESENTATION AND INDEMNITY WITH RESPECT TO BROKERS. Each party hereby represents and warrants to the other that it has not engaged or dealt with any broker or other person who may be entitled to any brokerage fee or commission in respect of the execution of this Agreement or the consummation of the transactions contemplated hereby. Without limiting the generality of the foregoing, each of the parties hereto shall indemnify and hold the other harmless against any claim, loss, liability or expense which may be asserted against such other party as a result of such first mentioned party's dealings, arrangements or agreements with any such broker or person.


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         9.2 EXPENSES OF THE TRANSACTION. Each party hereto shall pay its own expenses incidental to the preparation of this Agreement and the consummation of the transactions contemplated hereby.

         9.3 SALES, TRANSFER AND DOCUMENTARY STAMPS. WWWX shall be responsible for payment of all sales, transfer and documentary taxes or stamps, if any, due as a result of the transfer of the Purchased Assets hereunder.

         SECTION 10. INDEMNIFICATION

         10.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations, warranties, covenants and agreements made by any party in this Agreement or in any certificate delivered pursuant hereto shall survive the Closing.

         10.2 INDEMNIFICATION BY AAG. AAG shall defend, indemnify and hold WWWX harmless from and against (a) any and all liabilities and obligations of, or claims against, AAG arising or accruing prior to the Closing and (b) all actual or potential claims, demands, liabilities, damages, losses and out-of-pocket expenses including reasonable attorneys' fees whether or not reduced to judgment, order or award, caused by or arising out of (i) the breach of any covenant or agreement of AAG in this Agreement or in any certificate delivered by it or them pursuant hereto, or (ii) the failure of any representations or warranties made by AAG in this Agreement or in any certificate delivered by it or them pursuant hereto to have been true and correct when made and on and as of the Closing Date.

         10.3 INDEMNIFICATION BY WWWX. WWWX shall defend, indemnify and hold AAG harmless from and against all actual or potential claims, demands, liabilities, damages, losses and out-of-pocket expenses including reasonable attorneys' fees whether or not reduced to judgment, order or award, caused by or arising out of
(a) the breach of any covenant or agreement of WWWX in this Agreement or in any certificate delivered by its pursuant hereto, or (b) the failure of any representations or warranties made by WWWX in this Agreement or in any certificate delivered by its pursuant hereto to have been true and correct when made and on and as of the Closing Date.

         10.4 NOTICE OF INDEMNIFICATION. In the event any legal proceeding shall be threatened or instituted or any claim or demand shall be asserted by any person or entity in respect of which payment may be sought by one party hereto from another party under the provisions of this Section 10, the party seeking indemnification (the "INDEMNITEE") shall promptly cause written notice of the assertion of any such claim of which it has knowledge which is covered by this indemnity to be forwarded to the other party (the "INDEMNITOR"); provided, however, that failure of the Indemnitee to give the Indemnitor notice as provided in this Section shall not relieve the Indemnitor of its obligations hereunder except to the extent that the Indemnitor shall have been prejudiced by such failure. Any notice of a claim by reason of any of the representations, warranties or covenants contained in this Agreement shall state in reasonable detail the representation, warranty or covenant with respect to which the claim is made, the facts giving rise to an alleged basis for the claim, and the amount of the liability asserted against the Indemnitor by reason of the claim.


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         10.5 INDEMNIFICATION PROCEDURE FOR THIRD PARTY CLAIMS. Except as
otherwise provided herein, in the event of the initiation of any legal proceeding against an Indemnitee by a third party, the Indemnitor shall be entitled to assume the defense thereof, at the Indemnitor's sole expense. If the Indemnitor assumes the defense of any legal proceeding, it will not settle the legal proceeding without the prior written consent of the Indemnitee (which shall not be unreasonably withheld or delayed). The Indemnitee shall cooperate in all reasonable respects with the Indemnitor and its attorneys in the investigation, trial and defense of any legal proceeding and any appeal arising therefrom (including the filing in the Indemnitee's name of appropriate cross claims and counterclaims). The Indemnitee may, at its own cost, participate in any investigation, trial and defense of such legal proceeding controlled by the Indemnitor and any appeal arising therefrom. If after receipt of a written notice pursuant to Section 10.4 hereof, the Indemnitor does not undertake to defend any such legal proceeding, the Indemnitee may, but shall have no obligation to, contest or defend against any legal proceeding and the Indemnitor shall be bound by the result obtained with respect thereto by the Indemnitee (including, without limitation, the settlement thereof without the consent of the Indemnitor). If there are one or more legal defenses available to the Indemnitee that conflict with those available to the Indemnitor, the Indemnitee shall have the right, at the expense of the Indemnitor, to assume the defense of the legal proceeding; provided, however, that in any event the Indemnitee may not settle such legal proceeding without the consent of the Indemnitor, which consent shall not be unreasonably withheld or delayed. As used herein, a "legal proceeding" includes any judicial, administrative or arbitral action, suit, proceeding (public or private), claim or governmental proceeding.

         10.6 PAYMENT OF INDEMNIFICATION AMOUNTS. Amounts payable by the Indemnitor to the Indemnitee in respect of any claims hereunder shall be payable by the Indemnitor as incurred by the Indemnitee.

         10.7 RIGHT OF WWWX SUCCESSORS TO ENFORCE. AAG agrees that the provisions of this Section 10 shall inure to the benefit of, and may be enforced by, any successor to the interests of WWWX (by assignment, merger, operation of law or otherwise, and regardless of whether such successor acquires such interests directly from WWWX), holding all or any part of the Purchased Assets ("WWWX SUCCESSOR"), to the same extent as if the representations, warranties, covenants and agreements of AAG contained in this Agreement had been made directly to such WWWX Successor. AAG further agrees that it shall execute and deliver to any WWWX Successor such further agreements, instruments or other documents as may be reasonably required to affirm the obligations of AAG and the rights of such WWWX Successor hereunder.

         SECTION 11.    POST-CLOSING MATTERS; NON-COMPETITION AGREEMENT

          11.1 FURTHER ASSURANCES. At the request of WWWX or any WWWX Successor from time to time, AAG shall without further cost to WWWX or such WWWX Successor, at any time and from time to time, promptly do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, to WWWX or such WWWX Successor, as the case may be, all such further acts, transfers, assignments, deeds, powers and assurances of title, and additional papers and


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


instruments, and will do or cause to be done all acts or things as often as may be proper or necessary or advisable for better assuring, conveying, transferring and assigning the Purchased Assets and effectively to carry out the intent hereof, and to vest in WWWX or, as applicable, any WWWX Successor, the entire right, title and interest in and to all of the Purchased Assets.

         11.2 RESPONSIBILITY FOR LITIGATION. AAG shall be responsible for all present or future litigation and claims for injury and related expenses arising out of the conduct of the Business up to the time of Closing.

         11.3 TRADE SECRETS/NON-COMPETITION AGREEMENT.

         a. AAG shall not at any time after the Closing use for its or their own benefit, or divulge to any other person, firm or corporation, any confidential information or trade secrets relating in any way to the Business, and at the Closing, AAG shall deliver to WWWX all lists of customers, books, records, trade secrets, intellectual property and all other property constituting confidential information belonging to AAG and related to the Business. For the purposes hereof, the term "CONFIDENTIAL INFORMATION" means any and all information related to the customers, buyers, sellers and marketing relationships, and business and financial information of the Business.

         b. As a material inducement to WWWX to enter into this Agreement, in consideration of the Purchase Price paid hereunder, and for other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, as well as in recognition of the fact that the value of the Purchased Assets would be diminished substantially if AAG were to engage in any business or activities in competition with the Business, AAG covenants and agrees that, except as required in the performance of their duties set forth in this Agreement or any other written agreement with WWWX or any WWWX Successor, it will not for a period of two (2) years after the Closing Date engage directly or indirectly, whether individually or in partnership or in conjunction with any other person, firm, association, syndicate or corporation, as principal, agent, shareholder, employee, consultant or in any other manner whatsoever, in any business activity competitive with the Business.

         c. AAG agrees that any violation of any of the covenants in this Section would cause substantial and irreparable injury to WWWX or any WWWX Successor, whereupon AAG may be enjoined from any breach or threatened breach thereof in addition to, but not in limitation of, any of the rights or remedies to which WWWX or any such WWWX Successor is or may be entitled to at law or in equity or under this Agreement.

         d. AAG agrees that the limitations set forth above are reasonable in time and geographic scope, and if any provision hereof is held invalid or unenforceable, the remainder shall nevertheless remain in full force and effect. In particular, AAG and the Shareholders agree that if any court of competent jurisdiction shall determine that the duration or geographical limit of the foregoing non-competition covenant is invalid, unreasonable or unenforceable, it is the intention of AAG and WWWX that it shall not be terminated thereby but shall be deemed to have been amended to the



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

extent required to render it valid and enforceable, such amendment to apply only with respect to the jurisdiction of the court making such adjudication.

         11.4 RIGHT OF WWWX SUCCESSORS TO ENFORCE. AAG and the Shareholders agree that the provisions of this Section 11 shall inure to the benefit of, and may be enforced by, any WWWX Successor, to the same extent as if the representations, warranties, covenants and agreements of AAG had been made directly to such WWWX Successor, and with the further understanding and agreement that the term "Business" as used herein shall include the Business as conducted by any such WWWX Successor. AAG further agrees that it shall execute and deliver to any WWWX Successor such further agreements, instruments or other documents as may be reasonably required to affirm the obligations of AAG and the rights of such WWWX Successor hereunder.

         SECTION 12. MISCELLANEOUS

         12.1 GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New Jersey. The parties hereto agree that jurisdiction shall be proper in the courts of the State of New Jersey and consent to jurisdiction and venue therein.

         12.2 ASSIGNMENT. This Agreement shall not be assignable by any party without the prior written approval of the other party. Notwithstanding the foregoing, WWWX may, without the consent of AAG or the Shareholders, assign its rights under Sections 10 and 11 hereof to any WWWX Successor as provided therein, it being the intent of the parties that any such WWWX Successor shall be a third party beneficiary of such rights. To the extent assignable, this Agreement shall be binding upon, and inure to the benefit of, WWWX, AAG, and their respective heirs, personal representatives, successors and assigns.

         12.3 HEADINGS FOR REFERENCE ONLY. The section and paragraph headings in this Agreement are for convenience of reference only and shall not be deemed to modify or limit the provisions of this Agreement.

         12.4 NOTICES. All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered by confirmed fax, personally, or by recognized overnight courier, or four days after being mailed by registered mail, return receipt requested, to a party at the following address (or to such other address as such party may have specified by notice given to the other party pursuant to this provision):

         If to WWWX:           World Wide Web NetworX Corporation
                               3000 Atrium Way, Suite 202
                               Mt. Laurel, NJ 08054
                               Attention:  Robert D. Kohn
                               Fax no. (609) 273-6913


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


         If to AAG:            Admiral Asset Group, Inc.
                               572 Route 130
                               Hightstown, NJ  08520
                               Attention:  Kathryn Berman
                               Fax no. (609) 448-8126

         12.5 ENTIRE AGREEMENT AND AMENDMENT. This document and the Exhibits and Schedules hereto contain the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersede all prior or contemporaneous agreements, understandings, representations and warranties between the parties and may not be amended except by written instrument executed by the parties hereto.

         12.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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                  IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the date first above written.


ATTEST:                                     WORLD WIDE WEB NETWORX CORPORATION



By:                                         By//s// ROBERT D. KOHN
   ----------------------                     --------------------------------
   Title:                                     Title:  President



ATTEST:                                     ADMIRAL ASSET GROUP, INC.



By:                                         By://s// KATHRYN BERMAN
   ----------------------                      --------------------------------
   Title:                                      Title:  President


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


                         LIST OF EXHIBITS AND SCHEDULES

SCHEDULE A        Admiral Asset Operating Budget

Draft 3/14/99















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